SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2003

PTEK HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	000-27778	59-3074176
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, N.E. The Lenox Building, Suite 700 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 262-8400

Not Applicable

(Former name or former address, if changed since last report)

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

On September 15, 2003, Xpedite Systems, Inc. (“Xpedite”), a wholly-owned subsidiary of PTEK Holdings, Inc. (“PTEK”), entered into an asset purchase agreement with Captaris, Inc. (“Captaris”) and its wholly-owned subsidiary MediaTel Corporation (Delaware) (“MediaTel”), whereby Xpedite purchased substantially all of the assets of MediaLinq, an outsource division of Captaris operated by MediaTel.

The MediaLinq acquisition was reported in the Registrant’s Current Report on Form 8-K dated September 15, 2003 and filed with the Securities and Exchange Commission on September 23, 2003. The historical financial statements of MediaTel and unaudited pro forma financial information not available at the time of the initial filing of the Current Report on Form 8-K are provided in this amendment.

(a)	Financial Statements of Business Acquired.

The audited financial statements for MediaTel required by this Item are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The pro forma financial information for MediaTel required by this Item is filed herewith as Exhibit 99.2.

(c)	Exhibits.

Exhibit	Description

2.1	Asset Purchase Agreement by and among Captaris, Inc., MediaTel Corporation (Delaware) and Xpedite Systems, Inc., dated September 15, 2003 (incorporated by reference to the Current Report on Form 8-K of Captaris, Inc. filed on September 17, 2003).*

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial Statements of MediaTel Corporation (Delaware) for the Year Ended December 31, 2002 and Six Months Ended June 30, 2003 (unaudited) and 2002 (unaudited).

99.2	Unaudited Pro Forma Condensed Combined Financial Information for PTEK Holdings, Inc. and MediaTel Corporation (Delaware).

99.3	Press Release dated September 16, 2003.*

* Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.

Date: November 12, 2003

By:	/s/ William E. Franklin

William E. Franklin Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

2.1	Asset Purchase Agreement by and among Captaris, Inc., MediaTel Corporation (Delaware) and Xpedite Systems, Inc., dated September 15, 2003 (incorporated by reference to the Current Report on Form 8-K of Captaris, Inc. filed on September 17, 2003).*

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial Statements of MediaTel Corporation (Delaware) for the Year Ended December 31, 2002 and Six Months Ended June 30, 2003 (unaudited) and 2002 (unaudited).

99.2	Unaudited Pro Forma Condensed Combined Financial Information for PTEK Holdings, Inc. and MediaTel Corporation (Delaware).

99.3	Press Release dated September 16, 2003.*

* Previously filed.

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